UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2010
CLEAN DIESEL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33710	06-1393453

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 1100, 10 Middle Street, Bridgeport, CT	06604

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code: (203) 416-5290
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
ITEM 9.01 STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS

ITEM 1.01. Entry into a Material Definitive Agreement
          On September 14, 2010, Clean Diesel Technologies, Inc. and Catalytic Solutions, Inc. by letter amending the Agreement and Plan of Merger, dated as of May 13, 2010 (the “Agreement”), as amended, agreed to amend certain terms of the Agreement. The amendment provides that the parties will effect the merger by filing an agreement of merger consistent with the Agreement, rather than the Agreement itself. The text of the letter agreement is incorporated by reference as Exhibit 2.1.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On or about August 25, 2010, Michael Asmussen, the Registrant’s President and Chief Executive Officer, informed the board of directors of Clean Diesel that he had determined that he would not continue with the combined company as a director or officer after consummation of the proposed business combination of the Registrant and Catalytic Solutions, Inc. On September 13, 2010, Mr. Asmussen advised senior management of the Registrant that he would resign as President and Chief Executive Officer of the Registrant effective October 8, 2010, although he would continue to serve as a director until the effective time of the merger. In light of this, on September 14, 2010, the Registrant’s board of directors determined that Timothy Rogers, the Registrant’s Executive Vice President of International Operations, should become the Registrant’s President and Chief Executive Officer upon Mr. Asmussen’s resignation, and that Mr. Rogers should be nominated for election as a director at the Registrant’s next annual meeting in the stead of Mr. Asmussen.
ITEM 9.01 STATEMENTS AND EXHIBITS
(d)	Exhibits

Exhibit No.	Description of Exhibit

2.1	Letter Agreement, dated September 14, 2010 (incorporated by reference to Exhibit 2.3 to the Registrant’s Amendment No. 3 to its Registration Statement on Form S-4/A, deemed filed on September 15, 2010).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Diesel Technologies, Inc.
By:	/s/ John B. Wynne, Jr.
John B. Wynne, Jr.
Its: Interim Chief Financial Officer, Vice President and Treasurer

Dated: September 20, 2010

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

2.1	Letter Agreement, dated September 14, 2010 (incorporated by reference to Exhibit 2.3 to the Registrant’s Amendment No. 3 to its Registration Statement on Form S-4/A, deemed filed on September 15, 2010).